PRINCIPAL ACTIVITIES AND ORGANIZATION -OPERATIONS OF BUSINESS (Details) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Total revenues	¥ 3,122,086	¥ 4,570,774	¥ 2,551,221
Cost of revenues	(1,693,547)	(2,550,386)	(593,605)
Net loss	6,826	16,071	(364)
Net cash generated by/(used in) operating activities	61,434	(1,019,175)	778,728
Net cash (used in)/generated by investing activities	(18,347)	440,033	(25,014)
Net cash (used in)/generated by financing activities	2,300		(208,982)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,161)	288	(2,302)
Net increase/(decrease) in cash, cash equivalents and restricted cash	44,226	(578,854)	542,430
Cash, cash equivalents and restricted cash at beginning of year	219,612	798,466	256,036
Cash, cash equivalents and restricted cash at end of year	¥ 263,838	¥ 219,612	¥ 798,466